Execution Copy

                          AMENDMENT TO MERGER AGREEMENT

     THIS AMENDMENT TO MERGER AGREEMENT (this "Amendment"), dated as of the 22nd day of January, 2003, is by and between:

     BANK OF GRANITE CORPORATION, a Delaware corporation and a holding company registered with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended (the "Buyer"); and

     FIRST COMMERCE CORPORATION, a North Carolina corporation and a holding company registered with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended (the "Company").

                              Background Statement

     The parties to this Amendment entered into a Merger Agreement (the "Merger Agreement") dated as of December 18, 2002 providing for the merger of the Company into the Buyer, with the Buyer being the surviving corporation (the "Holding Company Merger"). It is the desire of the parties to the Merger Agreement to amend the Merger Agreement to provide for different Merger Consideration. Capitalized terms not defined in this Amendment have the meanings given to them in the Merger Agreement.

                             Statement of Agreement

     In consideration of the premises and the mutual covenants herein contained, the parties hereto, for themselves, their successors and assigns, agree as follows:

                                   ARTICLE I


                                   AMENDMENTS

     1.1 Sections 2.3(a), (b) and (c). Sections 2.3(a), (b) and (c) of the
         ----------------------------
Merger Agreement are hereby deleted in their entirety and replaced with the following:

          "(a) Subject to Sections 2.4, 2.5 and 2.6, at the Effective Time, the holders of Company Shares outstanding at the Effective Time, other than the Buyer and its Affiliates, shall be entitled to receive, and the Buyer shall pay or issue and deliver, one of the following for each Company Share: (i)
     0.5186 shares of the Buyer's Stock plus $9.37 of cash (the "Per Share Mixed Consideration"); (ii) 1.0377 shares of the Buyer's Stock (the "Per Share Stock Consideration"); or (iii) $18.73 in cash (the "Per Share Cash Consideration"); provided, however, that such consideration to be paid by the Buyer under clauses (i) and (ii) above in connection with the Holding Company Merger shall be subject to adjustment based on the Average Closing Price of the Buyer's Stock for the Measurement Period pursuant to Section 2.3(b) and Section 10.1(g). The foregoing consideration, collectively and in the aggregate, as adjusted in accordance with the terms hereof, is referred to here in as the "Merger Consideration."

          (b) In the event that the Average Closing Price of the Buyer's Stock for the Measurement Period is more than $21.66, (i) the Per Share Stock Consideration shall be decreased so that the value of the Per Share Stock Consideration, based on the Average Closing Price of the Buyer's Stock for the Measurement Period, is as close as practical to $22.48, and (ii) the stock and/or cash components of the Per Share Mixed Consideration shall be adjusted so that the value of the Buyer's Stock comprising the Per Share Mixed Consideration, based on the Average Closing Price of the Buyer's Stock for the Measurement Period, plus the amount of cash comprising the Per Share Mixed Consideration is as close as practical to $20.60. The determination of whether to adjust the stock, the cash or a combination of the stock and cash components of the Per Share Mixed Consideration pursuant to the foregoing clause (ii) shall be at the sole discretion of the Buyer.

          (c) Subject to Section 2.3(b) and Section 2.4, each holder of a Company Share may elect to receive the Per Share Stock Consideration, the Per Share Cash Consideration or the Per Share Mixed Consideration for each such Company Share; provided, however, that if any holder (or beneficial owner) of Company Shares makes any such election or aggregate elections with respect to more Company Shares than held or owned by such Person, the excess number of Company Shares with respect to which elections were made shall be deducted from the number of Company Shares with respect to which an election for the Per Share Stock Consideration was made; provided, further, however, that (i) the aggregate number of shares of the Buyer's Stock to be paid as Merger Consideration shall be 529,301 shares, including any fractional shares of the Buyer's Stock that would be issued but for
     Section 2.3(d), and (ii) the aggregate amount of cash to be paid as Merger Consideration shall be $9,562,611, plus any cash paid in lieu of fraction shares pursuant to Section 2.3(d), subject to (A) equitable adjustment to reflect any stock dividend, stock split or other stock payment in respect of the Buyer's Stock, the exercise of any Company Options, and the issuance of Company Shares pursuant to Section 2.8(d) after the date hereof and prior to the Effective Time and (B) the effect of any adjustment made as provided in Section 2.3(b) and Section 10.1(g). The aggregate amount of the Buyer's Stock to be paid as Merger Consideration shall be referred to in this Agreement as the "Total Stock Consideration," and the aggregate amount of cash to be paid by the Buyer is referred to in this Agreement as the "Total Cash Consideration.""

     1.2 Section 2.3(f). Section 2.3 of the Merger Agreement is hereby amended
         --------------
by adding the following as Section 2.3(f):

     "(f) Notwithstanding anything contained in this Section 2.3, in the event that the Holding Company Merger will not qualify as a tax-free reorganization under Section 368(a) of the Code (after application of any adjustments made to the Merger Consideration pursuant to Section 2.3(b) or Section 10.1(g)), the Buyer shall have the option, at its sole discretion, to (i) increase the number of shares of the Buyer's Stock being paid as Merger Consideration and (ii) proportionately decrease the amount of cash being paid as Merger Consideration to the extent necessary to cause the Holding Company Merger to qualify as a tax-free reorganization under Section 368(a) of the Code. Upon any such adjustment, the components of the Per Share Mixed Consideration and the Per Share Stock Consideration set forth in Section 2.3(a) shall be equitably and proportionately adjusted to reflect the increase in the number of shares of the Buyer's Stock being paid, and the decrease in the amount of cash being paid, as Merger Consideration."

     1.3 Section 2.8(e). The reference to $16.60 in Section 2.8(e) of the Merger
         --------------
Agreement is hereby changed to $18.73.

     1.4 Section 7.3(a). Section 7.3(a) of the Merger Agreement is hereby
         --------------
amended by deleting the period and adding the following provision at the end of such section:

         "provided, however, that this Section 7.3(a) shall not be deemed to
          -----------------
         limit the Buyer's discretion, as provided in Section 2.3(f), to determine whether to adjust the amount of the Buyer's Stock and cash delivered as Merger Consideration so that the Holding Company Merger will qualify as a tax free reorganization under Section 368(a) of the Code."

     1.5 Section 7.3(c). Section 7.3(c) of the Merger Agreement is hereby
         --------------
amended by deleting the period and adding the following provision at the end of the first sentence of such section:

         "provided, however, that this Section 7.3(c) shall not be deemed to
          -----------------
         limit the Buyer's discretion, as provided in Section 2.3(f), to determine whether to adjust the amount of the Buyer's Stock and cash delivered as Merger Consideration so that the Holding Company Merger will qualify as a tax free reorganization under Section 368(a) of the Code."

     1.6 Section 10.1(g). Section 10.1(g) is hereby deleted in its entirety and
         ---------------
replaced with the following:

               "(g) by the Company, if the Average Closing Price of the Buyer's Stock is less than $14.44 for the Measurement Period and the Company's board of directors elects to terminate this Agreement. The Company must give written notice of any such election to terminate this Agreement within two Business Days after the end of the Measurement Period (but in any event prior to the Effective Time). Notwithstanding the foregoing, upon receipt of notice of termination pursuant to this
          Section 10.1(g) from the Company, the Buyer shall have the right to pay as Merger Consideration an additional amount of cash per Company Share so that (i) the value of the Per Share Stock Consideration, based on the Average Closing Price of the Buyer's Stock for the Measurement Period, plus such additional amount of cash is as close as practical to $14.98, and (ii) the value of the Per Share Mixed Consideration comprising the Buyer's Stock, based on the Average Closing Price of the Buyer's Stock for the Measurement Period, plus the amount of cash comprising the Per Share Mixed Consideration, plus such additional amount of cash is as close as practical to $16.86, in which event this Agreement shall not be terminated and the Mergers shall be consummated as set forth in this Agreement, subject to the changes described in this Section 10.1(g); or"

                                   ARTICLE II

                                  MISCELLANEOUS

     2.1 Amendment and Modification. This Amendment may be amended, modified or
         --------------------------
supplemented only by a written agreement executed by all parties hereto.

     2.2 Waiver of Compliance; Consents. Except as otherwise provided in this
         ------------------------------
Amendment, any failure of the Buyer and the Company to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the other party or parties only by a written instrument signed by the party or parties granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Should this Amendment require or permit consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in Section 11.4 of the Merger Agreement.

     2.3 Governing Law. The execution, interpretation and performance of this
         -------------
Amendment shall be governed by the internal laws and judicial decisions of the State of North Carolina.

     2.4 Counterparts. This Amendment may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.5 Interpretation. The article and section headings contained in this
         --------------
Amendment are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Amendment.

     2.6 Entire Agreement. The Merger Agreement, including the agreements and
         ----------------
documents that are Exhibits and Schedules thereto, together with this Amendment,
(i) embody the entire agreement and understanding of the parties with respect of the subject matter hereof and thereof and (ii) supersede all prior agreements and understandings between the parties with respect to the subject matter hereof and thereof.

                         (Signatures on following page)

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Amendment to Merger Agreement to be signed by their respective duly authorized officers, as of the date first above written.

                       BUYER:

                       BANK OF GRANITE CORPORATION


                       By:      /s/ John A. Forlines, Jr.
                                ------------------------------------------------
                                Name:    John A. Forlines, Jr.
                                Title:   Chairman and Chief Executive Officer


                       COMPANY:

                       FIRST COMMERCE CORPORATION


                       By:      /s/ Wesley W. Sturges
                                ------------------------------------------------
                                Name:    Wesley W. Sturges
                                Title:   President and Chief Executive Officer